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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in this Registration Statement of E*TRADE Group, Inc. on Form S-1 of our report dated November 22, 1996 appearing in the Registration Statement (File No. 333-31841) of E*TRADE Group, Inc.


Deloitte & Touche LLP
San Jose, California
August 20, 1997